UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Act of 1934

July 21, 2005

Date of Report (Date of earliest event reported)

PFGI CAPITAL CORPORATION

(Exact name of Registrant as specified in its Charter)

MARYLAND (State or Other Jurisdiction of Incorporation)	1-8019-01 (Commission File Number)	04-3659419 (IRS Employer Identification No. )

1900 East Ninth Street, Cleveland, Ohio (Address of Principal Executive Offices)	44114-3484 (Zip Code)

1-800-622-4204

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. — OTHER EVENTS.

     On July 21, 2005, PFGI Capital Corporation issued a news release announcing the optional remarketing of Income PRIDES. The news release is attached hereto as Exhibit 99.1.

ITEM 9.01. — FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

Exhibit No.	Exhibit Description
99.1	News release issued by PFGI Capital Corporation dated July 21, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFGI Capital Corporation (Registrant)
Dated: July 21, 2005	By /s/ David J. Lucido
David J. Lucido, Chief Financial
Officer and Treasurer